Other Non-Current Assets	12 Months Ended
Dec. 31, 2018
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

Note 10 - Other non-current assets

In October 2017, the Group entered into an equity investment agreement. Pursuant to the terms of the agreement, the Group shall make a total cash investment amounting to $4,609,440 (RMB 30,000,000) in Beijing Kunyuan Hengtong Investment Center L.P. (“Kunyuan Hengtong”), a limited partnership incorporated on July 7, 2017, in exchange for a 20% equity interest in Kunyuan Hengtong. Due to the fact that the transaction did not complete until July 2018, such investment was classified as other non-current assets as of December 31, 2017 and was classified as equity method investment as of December 31, 2018.

The balance of other non-current assets were $143,534  and $4,609,440 as of December 31, 2018, and 2017, respectively.